Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of March [    ], 2009 (the “Amendment Effective Date”), among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), the Lenders named on the signature pages hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as Swing Line Lender (in such capacity, the “Swing Line Lender”), and BANK OF AMERICA, N.A., and WACHOVIA BANK, NATIONAL ASSOCIATION, as L/C Issuers (each an “L/C Issuer”, and together, the “L/C Issuers”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the other agents named therein are parties to that certain Second Amended and Restated Credit Agreement dated as of April 4, 2007 (as amended from time to time, the “Credit Agreement”).

WHEREAS, the Borrower and the undersigned Lenders have agreed to amend the Credit Agreement as set forth in Section 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions.    Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2.    Amendments to the Credit Agreement.

(a)        Section 2.05(a) of the Credit Agreement (Swing Line Loans) is hereby amended by replacing the period at the end of the first sentence thereof with the following language: “and provided, further, that the Swing Line Lender shall be under no obligation to make Swing Line Loans if any Lender at such time is a Defaulting Lender, (i) except pursuant to Section 2.05(g), which provides for, at the time such Swing Line Loan is made, cash collateral for the Swing Line Lender in the amount and on the terms required by Section 2.05(g) and such other administrative rules and regulations from time to time agreed upon by the Swing Line Lender and the Borrower, or (ii) unless the Borrower has requested and made other arrangements satisfactory to the Swing Line Lender to eliminate the Swing Line Lender’s risk with respect to such Lender.”

(b)        Section 2.05 of the Credit Agreement (Swing Line Loans) is hereby amended by adding a new Section 2.05(g) to read as follows:

    “(g) Cash Collateral if There is a Defaulting Lender. If at the time the Borrower requests a Swing Line Loan any Lender is a Defaulting Lender, then, except as otherwise provided in Section 2.05(a)(ii), disbursement to the Borrower of such requested Swing Line Loan shall be as follows: (i) an amount equal to such Defaulting Lenders’ Pro Rata Share of such requested Swing Line Loan (or, in lieu thereof, such other amount as shall be agreed by the Company and the Swing Line Lender) shall be deemed disbursed to the Borrower pursuant to the Borrower’s contemporaneous instruction to the Swing Line Lender to deposit such amount as cash collateral into a cash collateral account in the Borrower’s name on deposit with (and, pursuant to the cash collateral agreement, under the control of) the Swing Line Lender, and (ii) the remainder shall be credited to the Borrower’s account as provided in Section 2.05(b). Such amount of cash collateral for each Swing Line Loan shall remain on deposit until the earlier to occur of (i) such Swing Line Loan has been repaid in full or refinanced in full in accordance with Section 2.05(c)(i) or all Lenders have funded their risk participations in such Swing Line Loan in accordance with Section 2.05(c), and (ii) such earlier time, if any, as shall be agreed by the Swing Line Lender; provided, however, that the Swing Line Lender shall be under no obligation to release any cash collateral deposited in accordance with this Section 2.05(g) at any time that a Default or Event of Default exists. Such cash collateral account shall be established and maintained pursuant to a cash collateral agreement satisfactory to the Borrower and the Swing Line Lender. For the avoidance of doubt, the collateral provided for in this Section 2.05(g) shall not be subject to the sharing provisions set forth in Section 2.14.”

(c)        Section 7.01(a) of the Credit Agreement (Liens) is hereby amended in its entirety to read as follows: “(a) Liens pursuant to any Loan Document or securing any Obligation in respect of Letters of Credit or Swing Line Loans as contemplated by Section 2.04(a)(ii)(F) or Section 2.05(a) or;”

(d)        Section 10.16(a) of the Credit Agreement (Removal and Replacement of Lenders) is hereby amended by replacing the language “Under any circumstances set forth herein providing that the Borrower shall have the right to remove or replace a Lender as a party to this Agreement,” with the following language:

    “If (1) (A) such Lender or the Person that controls such Lender has been deemed insolvent or has become the subject of a bankruptcy, receivership or insolvency proceeding, and (B) such Lender has failed to fund any portion of the Committed Loans, participations in L/C Obligations, or participations in Swing Line Loans required to be funded by it hereunder within one Business Day following the date required to be funded by it hereunder, unless cured; or (2) under any other circumstances set forth herein providing that the Borrower shall have the right to remove or replace a Lender as a party to this Agreement,”

SECTION 3.    Conditions of Effectiveness.    The amendment to the Credit Agreement set forth in Section 2 of this Amendment shall be effective on the Amendment Effective Date, provided that the Administrative Agent shall have received the following:

(a)        a counterpart of this Amendment executed by the Administrative Agent, the Borrower, the L/C Issuers and the Lenders named on the signature pages of this Agreement (which may be by telecopy or other electronic transmission); and

(b)        such certificates of resolution or other action, incumbency certificates and/or other certificate of the appropriate officers of the Borrower and the General Partner as the Administrative Agent may require evidencing the identity, authority and capacity of the Responsible Officer signing this Amendment.

SECTION 4.    Acknowledgment and Ratification.    As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower agrees and acknowledges that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the Obligations of the Borrower under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 5.    Borrower’s Representations and Warranties.    As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Lenders (with the knowledge and intent that the Lenders are relying upon the same in entering into this Amendment) that as of the Amendment Effective Date and as of the date of its execution of this Amendment, that:

(a)        This Amendment has been duly authorized, executed and delivered by the Borrower and the Credit Agreement as amended hereby constitutes its legal, valid and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity).

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(b)        There has been no event or circumstance since December 31, 2008 which has had or could reasonably be expected to have a Material Adverse Effect.

(c)        The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(d)        As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(e)        No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment. The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 6.     Effect of Amendment.

(a)        This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)        From and after the Amendment Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

SECTION 7.    Miscellaneous.    This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

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SECTION 8.    Entire Agreement.    THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:	Shelley A. McGregor
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender, a L/C Issuer and Swing Line Lender

By:
Name:	Shelley A. McGregor
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and a L/C Issuer

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

EXPORT DEVELOPMENT CANADA, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MORGAN STANLEY BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ABN AMRO BANK N.V., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MERRILL LYNCH BANK USA, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]